EXHIBIT 10.20

CNL Lifestyle Properties, Inc.

Schedule of Omitted Documents

The following purchase and sale agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K:

1.	Purchase and Sale Agreement (Village at Mammoth Commercial Properties) between Intrawest California Holdings, Inc., a California corporation, as Seller, and CNL Village Retail Partnership, LP, a Delaware Limited Partnership, as Purchaser, dated as of December 16, 2004.

2.	Purchase and Sale Agreement (Sandestin Resort Commercial Properties) between Fisherman’s Village One Development Company, L.L.C., a Delaware limited liability company, and Gateway/Le Jardin Development Company, L.L.C., a Delaware limited liability company, as Sellers, and CNL Village Retail Partnership, LP, a Delaware Limited Partnership, as Purchaser, dated as of December 16, 2004.

3.	Purchase and Sale Agreement (Snowshoe Mountain Commercial Properties) between Intrawest Resorts, Inc., a Delaware corporation, and Snowshoe Mountain, Inc., a West Virginia corporation, as Sellers, and CNL Village Retail Partnership, LP, a Delaware Limited Partnership, as Purchaser, dated as of December 16, 2004.

4.	Purchase and Sale Agreement (Stratton Mountain Village Square Commercial Properties) between The Stratton Corporation, a Vermont corporation, as Seller, and CNL Village Retail Partnership, LP, a Delaware Limited Partnership, as Purchaser, dated as of December 16, 2004.

The following lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K:

1.	Canyon Springs Golf Club, San Antonio, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

2.	Lake Park Golf Club, Lewisville, Texas Sub-Concession Agreement dated as of November 16, 2006 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

3.	Plantation Golf Club, Frisco, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

4.	Clear Creek Golf Club, Houston, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

5.	The Golf Club at Fossil Creek, Fort Worth, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

6.	Mansfield National Golf Club, Mansfield, Texas Sublease Agreement dated as of November 16, 2006 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

7.	The Golf Club at Cinco Ranch, Katy, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

8.	Mesa Del Sol Golf Club, Yuma, Arizona Lease Agreement dated as of December 22, 2006 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.

9.	Royal Meadows Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.

10.	Painted Hills Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.

11.	Fox Meadow Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.

12.	Weymouth Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.

13.	Signature of Solon Country Club, Solon, Ohio Lease Agreement dated as of December 22, 2006 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.

14.	Lease Agreement dated as of January 8, 2007 between CNL Income Brighton, LLC and Brighton Resort, LLC.

15.	Lease Agreement dated as of January 20, 2007 between CNL Income Northstar, LLC and Trimont Land Company.

16.	Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie, LLC and Ski Lifts, Inc.

17.	Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain, LLC and Loon Mountain Recreation Corporation.

18.	Lease Agreement dated as of January 20, 2007 between CNL Income Sierra, LLC and Sierra-at-Tahoe, Inc.

19.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Northstar TRS Corp. and Trimont Land Company.

20.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain TRS Corp. and Loon Mountain Recreation Corporation.

21.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Sierra TRS Corp. and Sierra-at-Tahoe, Inc.

22.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie TRS Corp. and Ski Lifts, Inc.

23.	LakeRidge Country Club, Lubbock, Texas Lease Agreement dated as of December 22, 2006 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.

24.	Darien Lake Lease Agreement dated as of April 5, 2007 between CNL Income Darien Lake, LLC, Landlord, and PARC Darien Lake, LLC, Tenant

25.	Elitch Gardens Lease Agreement dated as of April 5, 2007 between CNL Income Elitch Gardens, LLC, Landlord, and PARC Elitch Gardens, LLC, Tenant.

26.	Frontier City Lease Agreement dated as of April 5, 2007 between CNL Income Frontier City, LLC, Landlord, and PARC Frontier City, LLC, Tenant.

27.	Splashtown Lease Agreement dated as of April 5, 2007 between CNL Income Splashtown, LLC, Landlord, and PARC Splashtown, LLC, Tenant.

28.	White Water Bay Lease Agreement dated as of April 5, 2007 between CNL Income White Water Bay, LLC, Landlord, and PARC White Water Bay, LLC, Tenant.

29.	WaterWorld Lease Agreement dated as of April 5, 2007 between CNL Income WaterWorld, LLC, Landlord, and PARC WaterWorld, LLC, Tenant.

30.	Ancala Country Club, Scottsdale, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

31.	Arrowhead Golf Club, Littleton, Colorado Lease Agreement dated as of November 30, 2007 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

32.	Deer Creek Golf Club, Overland Park, Kansas Lease Agreement dated as of November 30, 2007 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

33.	Eagle Brook Country Club, Geneva, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

34.	Hunt Valley Golf Club, Phoenix, Maryland Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Mideast Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

35.	Legend at Arrowhead, Glendale, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

36.	Majestic Oaks Golf Club, Ham Lake, Minnesota Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

37.	Mission Hills Country Club, Northbrook, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

38.	Painted Desert Golf Club, Las Vegas, Nevada Lease Agreement dated as of November 30, 2007 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

39.	Ruffled Feathers Golf Club, Lemont, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

40.	Stonecreek Golf Club, Phoenix, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

41.	Tallgrass Country Club, Wichita, Kansas Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

42.	Tatum Ranch Golf Club, Cave Creek, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

43.	Arrowhead Country Club, Glendale, Arizona, Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

44.	Continental Golf Course, Scottsdale, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

45.	Desert Lakes Golf Course, Bullhead City, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

46.	Foothills Country Club, Phoenix, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

47.	Kokopelli Golf Club, Gilbert, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

48.	London Bridge Golf Club, Lake Havasu, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

49.	Meadowbrook Golf & Country Club, Tulsa, Oklahoma Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

50.	Superstition Springs Golf Club, Mesa, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

51.	Tamarack Country Club Naperville, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

52.	Micke Grove Golf Course, Lodi, California, Sub-Sublease Agreement dated as of December 19, 2007 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

53.	The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri Sublease Agreement dated as of December 19, 2007 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

54.	Cowboys Golf Club, Grapevine, Texas Sub-Sublease Agreement dated as of January 2008 between Grapevine Golf Club, L.P. and assigns, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

55.	Shandin Hills Golf Course, San Bernardino, California, Sublease Agreement dated as of March 7, 2008 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

56.	Meadowlark Golf Course, Huntington Beach, California, Sub-Sublease Agreement dated as of April 17, 2008 between CNL Income EAGL Meadowlark, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

57.	Las Vegas Municipal Golf Course, Las Vegas, Nevada, Sub-Management Agreement dated as of April 17, 2008 between CNL Income EAGL Las Vegas, LLC and Evergreen Alliance Golf Limited, L.P.

58.	David L. Baker Memorial Golf Course, Fountain Valley, California, Sub-Concession Agreement dated as of April 17, 2008 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

The following loan agreements/mortgages have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K:

1.	Loan Agreement dated November 14, 2006 by CNL Income Palmetto, LLC, et al., Borrower, and Sun Life Assurance Company of Canada, Lender.

2.	Amended And Restated Loan Agreement dated November 30, 2006 by CNL Income Palmetto, LLC, et al., Borrower, and Sun Life Assurance Company of Canada, Lender.

3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 between CNL Income Talega, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

4.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 by and between CNL Income Valencia, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

5.	Multi-State Mortgage and Security Agreement dated November 30, 2006 between CNL Income Weston Hills, LLC and Sun Life Assurance Company of Canada.

6.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Palmetto, LLC and Sun Life Assurance Company of Canada.

7.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Bear Creek, LLC and Sun Life Assurance Company of Canada.

8.	Deed of Trust, Security Agreement and Fixture Filing dated November 14, 2006 between CNL Income South Mountain, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

9.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Plantation, LLC and Sun Life Assurance Company of Canada.

10.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Mansfield, LLC and Sun Life Assurance Company of Canada.

11.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Fossil Creek, LLC and Sun Life Assurance Company of Canada.

12.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Cinco Ranch, LLC and Sun Life Assurance Company of Canada.

13.	Third Amended and Restated Loan Agreement dated June 8, 2007 between CNL Income Palmetto, LLC, et al., Borrower, and Sun Life Assurance Company of Canada, Lender.

14.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Fox Meadow, LLC and Sun Life Assurance Company of Canada.

15.	Deed of Trust, Security Agreement and Fixture Filing dated June 8, 2007 between CNL Income Mesa Del Sol, LLC and Sun Life Assurance Company of Canada.

16.	Mortgage and Security Agreement dated June 8, 2007 between CNL Income Painted Hills, LLC and Sun Life Assurance Company of Canada.

17.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Signature of Solon, LLC and Sun Life Assurance Company of Canada.

18.	Deed of Trust and Security Agreement dated June 8, 2007 between CNL Income Royal Meadows, LLC and Sun Life Assurance Company of Canada.

19.	Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between CNL Income Lakeridge, LLC and Sun Life Assurance Company of Canada.

20.	Leasehold Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between Grapevine Golf Club, L.P. and Sun Life Assurance Company of Canada.

21.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Weymouth, LLC and Sun Life Assurance Company of Canada.

22.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Golf Club, Littleton, Colorado).

23.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

24.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

25.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Mideast Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Hunt Valley Golf Club, Phoenix, Maryland).

26.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Legend at Arrowhead Golf Resort, Glendale, Arizona).

27.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

28.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Mission Hills Country Club, Northbrook, Illinois).

29.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Painted Desert Golf Club, Las Vegas, Nevada).

30.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

31.	Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Stonecreek Golf Club, Phoenix, Arizona).

32.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

33.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tatum Ranch Golf Club, Cave Creek, Arizona).

34.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Country Club, Glendale, Arizona).

35.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Continental Golf Course, Scottsdale, Arizona).

36.	Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Desert Lakes Golf Course, Bullhead City, Arizona).

37.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Foothills Golf Club, Phoenix, Arizona).

38.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Kokopelli Golf Club, Gilbert, Arizona).

39.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, as Landlord, Borrower, to The Prudential Insurance Company of America, Lender (London Bridge Golf Course, Lake Havasu, Arizona).

40.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

41.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Superstition Springs Golf Club, Mesa, Arizona).

42.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).